Execution Version $300,000,000 CREDIT AGREEMENT dated as of January 21, 2022 among EXELON CORPORATION as Borrower, VARIOUS FINANCIAL INSTITUTIONS, as Lenders, and U.S. BANK NATIONAL ASSOCIATION as Administrative Agent

-i- TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND INTERPRETATION SECTION 1.01 Certain Defined Terms ...................................................................................... 1 SECTION 1.02 Other Interpretive Provisions .......................................................................... 23 SECTION 1.03 Accounting Principles ..................................................................................... 23 SECTION 1.05 Divisions ......................................................................................................... 24 ARTICLE II AMOUNTS AND TERMS OF THE COMMITMENTS SECTION 2.01 Commitments .................................................................................................. 25 SECTION 2.02 Procedures for Advances; Limitations on Borrowings ................................... 25 SECTION 2.03 Fees ................................................................................................................. 25 SECTION 2.04 Termination of Commitments ......................................................................... 25 SECTION 2.05 Repayment of Advances ................................................................................. 25 SECTION 2.06 Interest on Advances ....................................................................................... 26 SECTION 2.07 [Reserved] ....................................................................................................... 26 SECTION 2.08 Interest Rate Determination ............................................................................ 26 SECTION 2.09 Continuation and Conversion of Advances .................................................... 26 SECTION 2.10 Prepayments .................................................................................................... 26 SECTION 2.11 Increased Costs ............................................................................................... 27 SECTION 2.12 Illegality .......................................................................................................... 28 SECTION 2.13 Payments and Computations ........................................................................... 29 SECTION 2.14 Taxes ............................................................................................................... 30 SECTION 2.15 Sharing of Payments, Etc ................................................................................ 34 SECTION 2.16 Availability of Types of Borrowings; Adequacy of Interest Rate; Benchmark Replacement ................................................................................ 34 SECTION 2.17 Funding Indemnification…………………………………………………………….37 SECTION 2.18 Investment Payment Dates…………………………………………………………..37 ARTICLE III CONDITIONS PRECEDENT SECTION 3.01 Conditions Precedent to Effectiveness............................................................ 38 ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01 Representations and Warranties of the Borrower ........................................... 39

TABLE OF CONTENTS (continued) Page -ii- ARTICLE V COVENANTS OF THE BORROWER SECTION 5.01 Affirmative Covenants .................................................................................... 42 SECTION 5.02 Negative Covenants ........................................................................................ 46 ARTICLE VI EVENTS OF DEFAULT SECTION 6.01 Events of Default ............................................................................................ 50 ARTICLE VII THE ADMINISTRATIVE AGENT SECTION 7.01 Authorization and Action ................................................................................ 52 SECTION 7.02 Administrative Agent’s Reliance, Etc............................................................. 52 SECTION 7.03 Administrative Agent and Affiliates ............................................................... 53 SECTION 7.04 Lender Credit Decision ................................................................................... 53 SECTION 7.05 Indemnification ............................................................................................... 53 SECTION 7.06 Successor Administrative Agent ..................................................................... 54 ARTICLE VIII MISCELLANEOUS SECTION 8.01 Amendments, Etc ............................................................................................ 54 SECTION 8.02 Notices, Etc ..................................................................................................... 55 SECTION 8.03 No Waiver; Remedies ..................................................................................... 55 SECTION 8.04 Costs and Expenses; Indemnification ............................................................. 55 SECTION 8.05 Right of Set-off ............................................................................................... 57 SECTION 8.06 Binding Effect ................................................................................................. 57 SECTION 8.07 Assignments and Participations ...................................................................... 57 SECTION 8.08 Governing Law ............................................................................................... 61 SECTION 8.09 Consent to Jurisdiction; Certain Waivers ....................................................... 61 SECTION 8.10 Waiver of Jury Trial ........................................................................................ 62 SECTION 8.11 Execution in Counterparts; Integration ........................................................... 62 SECTION 8.12 USA PATRIOT ACT NOTIFICATION ........................................................ 62 SECTION 8.13 No Advisory or Fiduciary Responsibility ....................................................... 63 SECTION 8.14 [Reserved] ....................................................................................................... 63 SECTION 8.15 Acknowledgement and Consent to Bail-In of Affected Financial Institutions....................................................................................................... 63

TABLE OF CONTENTS (continued) Page -iii- SECTION 8.16 Confidentiality ................................................................................................ 64 SECTION 8.17 Material Non-Public Information ................................................................... 64 SECTION 8.18 Interest Rate Limitation .................................................................................. 65 SECTION 8.19 Severability ..................................................................................................... 65 SECTION 8.20 Headings ......................................................................................................... 65 SECTION 8.21 Survival ........................................................................................................... 65 SCHEDULE I COMMITMENTS SCHEDULE 3.06 DISCLOSED MATTERS SCHEDULE 5.02 EXISTING RESTRICTIONS EXHIBIT A FORM OF ASSIGNMENT AND ASSUMPTION EXHIBIT B FORM OF NOTICE OF BORROWING EXHIBIT C FORM OF NOTE EXHIBIT D FORM OF ANNUAL AND QUARTERLY COMPLIANCE CERTIFICATE EXHIBIT E FORMS OF U.S. TAX COMPLIANCE CERTIFICATE EXHIBIT F FORM OF NOTICE OF CONTINUATION OR CONVERSION EXHIBIT G FORM OF NOTICE OF PREPAYMENT

CREDIT AGREEMENT THIS CREDIT AGREEMENT dated as of January 21, 2022 is among EXELON CORPORATION, a Pennsylvania, corporation the banks and other financial institutions or entities listed on the signature pages hereof, and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent. The parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I DEFINITIONS AND INTERPRETATION SECTION 1.01 Certain Defined Terms. As used in this Agreement, each of the following terms shall have the meaning set forth below (each such meaning to be equally applicable to both the singular and plural forms of the term defined): “Administrative Agent” means U.S. Bank National Association in its capacity as administrative agent for the Lenders pursuant to Article VII, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Section 7.06. “Administrative Questionnaire” means an administrative questionnaire, substantially in the form supplied by the Administrative Agent, completed by a Lender and furnished to the Administrative Agent in connection with this Agreement. “Advance” means an advance by a Lender to the Borrower hereunder. An Advance may be a Base Rate Advance or a SOFR Advance, each of which shall be a “Type” of Advance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. “Aggregate Commitment Amount” means the aggregate of the Commitments of all the Lenders, as reduced or increased from time to time pursuant to the terms hereof. As of the Effective Date, the Aggregate Commitment Amount is $300,000,000. “Alternate Base Rate” means, for any day, a rate of interest per annum equal to the highest of (a) zero, (b) the Prime Rate for such day, (c) the sum of the Federal Funds Effective Rate for such day plus 0.50% per annum and (d) the Term SOFR Rate (without giving effect to the Applicable Margin) for a one-month Interest Period on such day (or if such day is not a Business Day or if the Term SOFR Rate for such Business Day is not published due to a holiday or other circumstance that the Administrative Agent deems in its sole discretion to be temporary, the immediately preceding Business Day) for Dollars plus 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate, or the Term SOFR Rate shall be effective from the effective date of such change. If the Alternate Base Rate is being used when Term SOFR Advances are unavailable pursuant to Section 2.16, then the Alternate Base Rate shall be the highest of clauses (a), (b) and (c) above, without reference to clause (d) above.

-2- “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Affiliates from time to time concerning or relating to money-laundering, bribery or corruption. “Applicable Margin” means, 0.65% with respect to SOFR Advances, Term SOFR Borrowings and Term SOFR Loans and (y) 0.00% with respect to Base Rate Advances, Base Rate Borrowings and Base Rate Loans to Borrower. “Approved Fund” has the meaning set forth in Section 8.07(a). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, for any day, a rate per annum equal to (a) the Alternate Base Rate for such day plus (b) the Applicable Margin for such day, in each case changing when and as the Alternate Base Rate or the Applicable Margin changes. “Base Rate Advance” means an Advance that bears interest as provided in Section 2.06. “Base Rate Borrowing” means a Borrowing that, except as otherwise provided in Section 2.13(f), bears interest at the Base Rate. “Base Rate Loan” means a Loan that, except as otherwise provided in Section 2.13(f), bears interest at the Base Rate.

-3- “Benchmark” means, initially, Term SOFR; provided that if a replacement of the Benchmark has occurred pursuant to Section 2.16(b), then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 2.16(b). “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) Daily Simple SOFR; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement pursuant to clause (2) thereof for any applicable Interest Period and Available Tenor for any setting of such Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Borrowing” and “Term SOFR Borrowing,” the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption

-4- of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; and (3) in the case of an Early Opt-in Election, the Business Day specified by the Administrative Agent in the notice of the Early Opt-in Election provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (Central time) on the fifth Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Majority Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the

-5- calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by any of the entities referenced in clause (2) above announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 2.16(b), and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 2.16(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BGE” shall mean Baltimore Gas and Electric Company. “BGE Entity” shall mean RF Holdco, BGE and any of their Subsidiaries. “Borrower” means Exelon Corporation or any Eligible Successor thereof. “Borrowing” means a group of Advances of the same Type made, continued or converted on the same day by the Lenders ratably according to their Pro Rata Shares and, in the case of a Borrowing of Term SOFR Loans, having the same Interest Period. “Business Day” means a day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system; provided that, when used in connection with SOFR, Term SOFR, Term SOFR Base Rate or Term SOFR Rate, the term “Business Day” excludes any day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

-6- “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Change in Control” means the acquisition of ownership, directly or indirectly beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower. “Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, rule, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Code” means the Internal Revenue Code of 1986, as amended. “ComEd” means Commonwealth Edison Company, an Illinois corporation, or any successor thereof. “ComEd Entity” means ComEd and each of its Subsidiaries. “Commitment” means, with respect to each Lender, the commitment of such Lender to make an Advance, expressed as an amount representing the maximum principal amount of the Advance to be made by such Lender. The initial amount of each Lender’s Commitment is set forth on Schedule I attached hereto. “Commitment Amount” means, for any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I attached hereto or, if such Lender has entered into any Assignment and Assumption, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c). “Commodity Trading Obligations” shall mean the obligations of the Borrower (or, prior to consummation of the Spin Transaction, Genco) under (i) any commodity swap agreement, commodity future agreement, commodity option agreement, commodity cap agreement, commodity floor agreement, commodity collar agreement, commodity hedge agreement,

-7- commodity forward contract or derivative transaction and any put, call or other agreement, arrangement or transaction, including natural gas, power, electric energy, emissions forward contracts, renewable energy credits, or any combination of any such arrangements, agreements and/or transactions, employed in the ordinary course of the Borrower or Genco’s business, including the Borrower or Genco’s energy marketing, trading and asset optimization business, or (ii) any commodity swap agreement, commodity future agreement, commodity option agreement, commodity cap agreement, commodity floor agreement, commodity collar agreement, commodity hedge agreement, commodity forward contract or derivative transaction and any put, call or other agreement or arrangement, or combination thereof (including an agreement or arrangement to hedge foreign exchange risks) in respect of commodities entered into by the Borrower or Genco pursuant to asset optimization and risk management policies and procedures adopted pursuant to authority delegated by the Board of Directors of the Borrower or Genco. The term “commodities” shall include electric energy and/or capacity, transmission rights, coal, petroleum, natural gas liquids, natural gas, fuel transportation rights, emissions allowances, weather derivatives and related products and by-products and ancillary services. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Capitalization Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness as of the last day of the applicable Test Period to (b) the sum of Consolidated Total Indebtedness plus Consolidated Stockholders’ Equity as of the last day for such Test Period. “Consolidated Stockholders’ Equity” means, as of any date of determination, the total stockholders’ equity of the Borrower on a consolidated basis, determined in accordance with GAAP. “Consolidated Total Indebtedness” means, as of any date of determination, the total amount of all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP. For the avoidance of doubt, Consolidated Total Indebtedness shall not include Nonrecourse Indebtedness. “Controlled Group” means each person (as defined in Section 3(9) of ERISA) that, together with the Borrower, would be deemed to be a “single employer” within the meaning of Section 414(b) or 414(c) of the Code. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Extension” means the making of an Advance hereunder. “Daily Simple SOFR” means for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the

-8- Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06. “Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent. “Early Opt-in Election” means, if the then-current Benchmark is the Term SOFR Base Rate, the joint election by the Administrative Agent and the Borrower to trigger a fallback from the Term SOFR Base Rate to the Benchmark Replacement, and a notification by the Administrative Agent to each of the other parties hereto of such election and the proposed Benchmark Replacement. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which all conditions precedent set forth in Section 3.01 have been satisfied. “Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any Lender and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “Eligible Assignee” means (i) a commercial bank organized under the laws of the United States, or any State thereof; (ii) a commercial bank organized under the laws of any other

-9- country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its “General Arrangements to Borrow”, or a political subdivision of any such country, provided that such bank is acting through a branch or agency located in the United States; (iii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership or other entity) engaged generally in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business; (iv) the central bank of any country that is a member of the OECD; (v) any Lender; or (vi) any Affiliate (excluding any individual) of a Lender; provided that, unless otherwise agreed by the Borrower and the Administrative Agent in their sole discretion, (A) any Person described in clause (i), (ii) or (iii) above shall also (x) have outstanding unsecured long-term debt that is rated BBB- or better by S&P and Baa3 or better by Moody’s (or an equivalent rating by another nationally recognized credit rating agency of similar standing if either such corporation is no longer in the business of rating unsecured indebtedness of entities engaged in such businesses) and (y) have combined capital and surplus (as established in its most recent report of condition to its primary regulator) of not less than $100,000,000 (or its equivalent in foreign currency), and (B) any Person described in clause (ii), (iii), (iv), (v) or (vi) above shall, on the date on which it is to become a Lender hereunder, be entitled to receive payments hereunder without deduction or withholding of any United States Federal income taxes (as contemplated by Section 2.14(e)). In no event shall an Eligible Assignee include an Ineligible Institution. “Eligible Successor” means a Person that (i) is a corporation, limited liability company or business trust duly incorporated or organized, validly existing and in good standing under the laws of one of the states of the United States or the District of Columbia, (ii) as a result of a contemplated acquisition, consolidation or merger, will succeed to all or substantially all of the consolidated business and assets of the Borrower, (iii) upon giving effect to such contemplated acquisition, consolidation or merger, will have all or substantially all of its consolidated business and assets conducted and located in the United States and (iv) is acceptable to the Majority Lenders as a credit matter. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to (i) the environment, (ii) preservation or reclamation of natural resources, (iii) the management, release or threatened release of any Hazardous Material or (iv) health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to

-10- purchase or acquire any such equity interest, but excluding any debt securities convertible into any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure with respect to any Plan to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any of its ERISA Affiliates of Withdrawal Liability under Section 4201 of ERISA or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” shall have the meaning specified in Section 6.01. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Project Subsidiary” shall mean, at any time, any Subsidiary that is an obligor (or, in the case of a Subsidiary of an Excluded Project Subsidiary that is such an obligor and is in a business that is related to the business of such Excluded Project Subsidiary that is such an obligor, is otherwise bound, or its property is subject to one or more covenants and other terms of any Nonrecourse Indebtedness outstanding at such time, regardless of whether such Subsidiary is a party to the agreement evidencing the Nonrecourse Indebtedness) with respect to any Nonrecourse Indebtedness outstanding at such time. “Excluded Subsidiary” shall mean (a) an Excluded Project Subsidiary, (b) any captive insurance Subsidiary, (c) any not-for-profit Subsidiary or (d) any special purpose vehicle, including any Securitization Vehicle.

-11- “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Borrower under Section 8.07(g)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in an Advance or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, and any current or future regulations or official interpretations thereof; provided that “FATCA” shall also include any amendments to Sections 1471 through 1474 of the Code that are substantively comparable, but only if the requirements in such amended version for avoiding the withholding are not materially more onerous than the requirements in the current version. “Federal Funds Effective Rate” means, for any day, the greater of (a) zero and (b) the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Central time) on such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower. “Fitch” means Fitch Ratings, Inc. or any successor. “Fitch Rating” means, at any time, the rating issued by Fitch and then in effect with respect to the Borrower’s senior unsecured long-term public debt securities without third party credit enhancement (it being understood that if the Borrower does not have any outstanding debt securities of the type described above but has an indicative rating from Fitch for debt securities of such type, then such indicative rating shall be used for determining the “Fitch Rating” and if the

-12- Borrower does not have such an indicative rating, but has an issuer rating from Fitch, then such issuer rating shall be used for determining the “Fitch Rating”). “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “GAAP” shall have meaning specified in Section 1.03(a). “Genco” means Exelon Generation Company, LLC a Pennsylvania limited liability company. “Governmental Authority” means the government of the United States of America or any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Granting Bank” shall have the meaning specified in Section 8.07(i). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

-13- “Hedging Obligations” mean, with respect to any Person, the obligations of such Person under any interest rate or currency swap agreement, interest rate or currency future agreement, interest rate collar agreement, interest rate or currency hedge agreement, and any put, call or other agreement or arrangement designed to protect such Person against fluctuations in interest rates or currency exchange rates. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed and (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by the Borrower under this Agreement, and (b) Other Taxes. “Index Debt” means senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other Person or subject to any other credit enhancement, provided, that if the Borrower does not have any outstanding debt securities of the type described, an appropriate fallback will be determined by Administrative Agent in consultation with Borrower. “Ineligible Institution” has the meaning assigned to it in Section 8.07(a). “Interest Period” means, with respect to a Term SOFR Borrowing, a period of one, three or six months (in each case, subject to the availability thereof) commencing on a Business Day selected by the Borrower pursuant to this Agreement and ending on the day that corresponds numerically to such date one, three or six months thereafter; provided that (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such succeeding Business Day falls in a new calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day

-14- in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; (iii) no Interest Period shall extend beyond the Termination Date; and (iv) no tenor that has been removed from this definition pursuant to Section 2.16(b)(iv) may be available for selection by the Borrower. “IRS” means the United States Internal Revenue Service. “Lenders” means each of the financial institutions listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 8.07. “Lien” means any lien (statutory or other), mortgage, pledge, security interest or other charge or encumbrance, or any other type of preferential arrangement in the nature of a security interest (including the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement). “Loan Documents” means this Agreement, including schedules and exhibits hereto, and any agreements entered into in connection herewith by the Borrower with or in favor of the Administrative Agent and/or the Lenders, including any amendments, modifications or supplements thereto or waivers thereof, legal opinions issued in connection with the other Loan Documents, flood determinations, letter of credit applications and any other documents prepared in connection with the other Loan Documents, if any. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement. “Majority Lenders” means Lenders having Pro Rata Shares of more than 50%; provided that, for purposes of this definition, neither the Borrower nor any of its Affiliates, if a Lender, shall be included in calculating the amount of any Lender’s Pro Rata Share or the amount of the Commitment Amounts or Outstanding Credit Extensions, as applicable, required to constitute more than 50% of the Pro Rata Shares. “Material Adverse Change” and “Material Adverse Effect” each means, relative to any occurrence, fact or circumstances of whatsoever nature (including any determination in any litigation, arbitration or governmental investigation or proceeding), (i) any materially adverse change in, or materially adverse effect on, the financial condition, operations, assets or business of the Borrower and its consolidated Subsidiaries, taken as a whole, provided that, except as otherwise expressly provided herein, the assertion against the Borrower or any Subsidiary of liability for any obligation arising under ERISA for which the Borrower or such Subsidiary bore joint and several liability with any ComEd Entity, or the payment by the Borrower or any Subsidiary of any such obligation, shall not be considered in determining whether a Material Adverse Change or Material Adverse Effect has occurred; or (ii) any materially adverse effect on the validity or enforceability against the Borrower of this Agreement. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

-15- “Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Borrower’s senior unsecured long-term public debt securities without third-party credit enhancement (it being understood that if the Borrower does not have any outstanding debt securities of the type described above but has an indicative rating from Moody’s for debt securities of such type, then such indicative rating shall be used for determining the “Moody’s Rating” and if the Borrower does not have such an indicative rating, but has an issuer rating from Moody’s, then such issuer rating shall be used for determining the “Moody’s Rating”). “Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which Exelon or any other member of the Controlled Group is a party to which more than one employer is obligated to make contributions. “Nonrecourse Indebtedness” means any Indebtedness that finances the acquisition, development, ownership or operation of an asset or pool of assets in respect of which the Person to which such Indebtedness is owed has no recourse whatsoever to the Borrower or any of its Affiliates other than: (i) recourse to the named obligor with respect to such Indebtedness (the “Debtor”) for amounts limited to the cash flow or net cash flow (other than historic cash flow) from the asset; (ii) recourse to the Debtor for the purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement of any security interest or lien given by the Debtor over the asset or the income, cash flow or other proceeds deriving from the asset (or given by any shareholder or the like in the Debtor over its shares or like interest in the capital of the Debtor) to secure the Indebtedness, but only if the extent of the recourse to the Debtor is limited solely to the amount of any recoveries made on any such enforcement; and (iii) recourse to the Debtor generally or indirectly to any Affiliate of the Debtor, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for a breach of an obligation (other than a payment obligation or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the Person against which such recourse is available. “Notice of Borrowing” has the meaning set forth in Section 2.02(a). “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any debtor relief laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed or allowable claims in such proceeding. Without

-16- limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest commissions, charges, expenses, fees, indemnities and other amounts payable by the Borrower under any Loan Document and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Administrative Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Borrower. “OECD” means the Organization for Economic Cooperation and Development. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any loan document, or sold or assigned an interest in any Advance or document related thereto). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 8.07(g)). “Outstanding Credit Extensions” means the sum of the aggregate principal amount of all outstanding Advances. “Participant” has the meaning assigned to such term in Section 8.07(e). “Participant Register” has the meaning assigned to such term in Section 8.07(e). “Payment Date” means (i) for Base Rate Loans, the last day of each calendar quarter and (ii) for Term SOFR Loans the last day of each Interest Period. “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA. “PECO” means PECO Energy Company, a Pennsylvania corporation, or any successor thereof. “Pepco” means Pepco Holdings LLC, a Delaware limited liability company, or any successor thereof. “Pepco Entity” shall mean Pepco, PH Holdco and any of their Subsidiaries. “Permitted Encumbrance” means (a) any right reserved to or vested in any municipality or other governmental or public authority (i) by the terms of any right, power, franchise, grant (including, without limitation, any financial assistance grant), license or permit granted or issued to the Borrower (or prior to consummation of the Spin Transaction, Genco) or (ii) to purchase or recapture or to designate a purchaser of any property of the Borrower (or prior

-17- to consummation of the Spin Transaction, Genco) ; (b) any easement, restriction, exception or reservation in any property and/or right of way of the Borrower (or prior to consummation of the Spin Transaction, Genco) for the purposes of roads, pipelines, transmission lines, distribution lines, transportation lines or removal of minerals or timber or for other like purposes or for the joint or common use of real property, rights of way, facilities and/or equipment, and defects, irregularities and deficiencies in title of any property and/or rights of way, which, in each case described in this clause (b), whether considered individually or collectively with all other items described in this clause (b), do not materially impair the use of the relevant property and/or rights of way for the purposes for which such property and/or rights of way are held by the Borrower (or prior to consummation of the Spin Transaction, Genco); (c) rights reserved to or vested in any municipality or other Governmental Authority to control or regulate any property of the Borrower (or prior to consummation of the Spin Transaction, Genco) or to use such property in a manner that does not materially impair the use of such property for the purposes for which it is held by the Borrower (or prior to consummation of the Spin Transaction, Genco) ; and (d) obligations or duties of the Borrower (or prior to consummation of the Spin Transaction, Genco) to any municipality or other Governmental Authority that arise out of any franchise, grant, license or permit and that affect any property of the Borrower (or prior to consummation of the Spin Transaction, Genco) (including, without limitation, obligations with respect to nuclear waste disposal and related arrangements). “Permitted Obligations” mean (1) Hedging Obligations of the Borrower (or prior to consummation of the Spin Transaction, Genco) arising in the ordinary course of business and in accordance with the Borrower’s (or prior to consummation of the Spin Transaction, Genco’s) established risk management policies that are designed to protect the Borrower (or prior to consummation of the Spin Transaction, Genco) against, among other things, fluctuations in interest rates or currency exchange rates and which in the case of agreements relating to interest rates shall have a notional amount no greater than the payments due with respect to the applicable obligations being hedged and (2) Commodity Trading Obligations of the Borrower (or prior to consummation of the Spin Transaction, Genco). “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof. “PH Holdco” shall mean PH HoldCo LLC, a Delaware limited liability company. “Plan” means an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any other member of the Controlled Group has or may have any liability (including contingent liability). “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Prime Rate” means a rate per annum equal to the prime rate of interest announced by U.S. Bank National Association as its prime rate (which is not necessarily the lowest rate charged to any customer) in effect at its office located in Minneapolis, Minnesota; each change in

-18- the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Principal Subsidiary” means each Subsidiary, other than PECO and its Subsidiaries, any BGE Entity, any ComEd Entity and any Pepco Entity, (i) the consolidated assets of which, as of the date of any determination thereof, are at least equal to 10% of the consolidated assets of the Borrower or (ii) the consolidated earnings before taxes of which are at least equal to 10% of the consolidated earnings before taxes of the Borrower for the most recently completed fiscal year. “Pro Rata Share” means, with respect to a Lender, the percentage that such Lender’s Commitment Amount is of the Aggregate Commitment Amount. If the Commitments have terminated or expired, the Pro Rata Shares shall be determined based upon the Commitment Amounts most recently in effect, giving effect to any assignments. “Public-Sider” means a Lender whose representatives may trade in securities of the Borrower or its controlling person or any of its Subsidiaries while in possession of the financial statements provided by the Borrower under the terms of this Agreement. “Rating Agency” means each of S&P, Moody’s and Fitch. “Recipient” means, as applicable, (a) the Administrative Agent and (b) any Lender. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, 10:00 a.m. (Central time) on the day that is two Business Days before the date of such setting, and (2) if such Benchmark is not Term SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning set forth in Section 8.07(c). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective trustees, administrators, managers, representatives, directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Event” means a reportable event as defined in Section 4043 of ERISA and regulations issued under such Section with respect to a Single Employer Plan, excluding such events as to which the requirement of Section 4043(a) of ERISA that the PBGC be notified within 30 days after the occurrence of such event is waived under PBGC Regulation Section 4043, provided that a failure to meet the minimum funding standard of Section 412 of the Code and Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(c) of the Code.

-19- “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “RF Holdco” shall mean RF HoldCo LLC, a Delaware limited liability company. “S&P” means Standard and Poor’s Financial Services, LLC, or any successor. “S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Borrower’s senior unsecured long-term public debt securities without third-party credit enhancement (it being understood that if the Borrower does not have any outstanding debt securities of the type described above but has an indicative rating from S&P for debt securities of such type, then such indicative rating shall be used for determining the “S&P Rating”). “Sanctioned Country” means, at any time, a country, region or territory which is itself, or whose government is, the subject or target of any Sanctions (as of the Effective Date, Cuba, Iran, North Korea, Sudan, Syria and Crimea). “Sanctioned Person” means, at any time, any Person that is the target of Sanctions, including, without limitation, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state or Her Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom. “Screen” has the meaning provided in the definition of Term SOFR Base Rate. “Securitization” shall mean any transaction or series of transactions entered into by the Borrower or any Subsidiary pursuant to which the Borrower or such Subsidiary, as the case may be, sells, conveys, assigns, grants an interest in or otherwise transfers, from time to time, to one or more Securitization Vehicles the Securitization Assets (and/or grants a security interest in such Securitization Assets transferred or purported to be transferred to such Securitization Vehicle), and which Securitization Vehicle finances the acquisition of such Securitization Assets (i) with proceeds from the issuance of Third Party Securities, (ii) with the issuance to the Borrower or such Subsidiary of Sellers’ Retained Interests or an increase in such Sellers’ Retained Interests, or (iii) with proceeds from the sale or collection of Securitization Assets. “Securitization Assets” shall mean any accounts receivable originated or expected to be originated by (and owed to) the Borrower or any Subsidiary (in each case whether now existing or arising or acquired in the future) and any ancillary assets (including contract rights) which are of the type customarily conveyed with, or in respect of which security interests are customarily granted in connection with, such accounts receivable in a securitization transaction

-20- and which are sold, transferred or otherwise conveyed by the Borrower or a Subsidiary to a Securitization Vehicle. “Securitization Vehicle” shall mean a Person that is a direct wholly owned Subsidiary of the Borrower or of any Subsidiary (a) formed for the purpose of effecting a Securitization, (b) to which the Borrower and/or any Subsidiary transfers Securitization Assets and (c) which, in connection therewith, issues Third Party Securities; provided that (i) such Securitization Vehicle shall engage in no business other than the purchase of Securitization Assets pursuant to the Securitization, the issuance of Third Party Securities or other funding of such Securitization and any activities reasonably related thereto. “Sellers’ Retained Interests” means the debt and/or Equity Interests (including any intercompany notes) held by the Borrower or any Subsidiary in a Securitization Vehicle to which Securitization Assets have been transferred in a Securitization, including any such debt or equity received as consideration for, or as a portion of, the purchase price for the Securitization Assets transferred, and any other instrument through which the Borrower or any Subsidiary has rights to or receives distributions in respect of any residual or excess interest in the Securitization Assets. “Single Employer Plan” means a Plan other than a Multiemployer Plan, maintained by the Borrower or any other member of the Controlled Group for employees of the Borrower or any other member of the Controlled Group. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Advance” means any Advance that bears interest as provided in Section 2.06. “SPC” has the meaning set forth in Section 8.07(i). “Spin Transaction” means (i) the transfer of the membership interests of Genco by Exelon to SpinCo and (ii) the pro rata distribution of the capital stock of SpinCo to the holders of Exelon’s common stock, at which point SpinCo will become a separate, independent publicly traded company. “SpinCo” means the new company established by Exelon in connection with the Spin Transaction and that as of the effective date of the Spin Transaction, will own, directly, 100% of the issued and outstanding membership interests of Genco (or its successor in interest, as applicable).

-21- “Subsidiary” means, with respect to any Person, any corporation or unincorporated entity of which more than 50% of the outstanding capital stock (or comparable interest) having ordinary voting power (irrespective of whether or not at the time capital stock, or comparable interests, of any other class or classes of such corporation or entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person (whether directly or through one or more other Subsidiaries). Unless otherwise indicated, each reference to a “Subsidiary” means a Subsidiary of the Borrower. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Termination Date” means July 21, 2023. “Term SOFR” means the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. “Term SOFR Administrator” means CME Group Benchmark Administration Ltd. (or a successor administrator of Term SOFR). “Term SOFR Administrator’s Website” means https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr, or any successor source for Term SOFR identified as such by the Term SOFR Administrator from time to time. “Term SOFR Base Rate” means, for the relevant Interest Period, the greater of (a) zero and (b) the Term SOFR rate quoted by the Administrative Agent from the Term SOFR Administrator’s Website or the applicable Bloomberg screen (or other commercially available source providing such quotations as may be selected by the Administrative Agent from time to time) (the “Screen”) for such Interest Period, which shall be the Term SOFR rate published two Business Days before the first day of such Interest Period (such Business Day, the “Determination Date”). If as of 5:00 p.m. (New York time) on any Determination Date, the Term SOFR rate has not been published by the Term SOFR Administrator or on the Screen, then the rate used will be that as published by the Term SOFR Administrator or on the Screen for the first preceding Business Day for which such rate was published on such Screen so long as such first preceding Business Day is not more than three (3) Business Days prior to such Determination Date. “Term SOFR Borrowing” means a Borrowing that, except as otherwise provided in Section 2.13(f), bears interest at the applicable Term SOFR Rate. “Term SOFR Loan” means a Loan that, except as otherwise provided in Section 2.13(f), bears interest at the applicable Term SOFR Rate other than pursuant to clause (d) of the definition of Alternate Base Rate. “Term SOFR Rate” means, for the relevant Interest Period, the sum of (a) the Term SOFR Base Rate applicable to such Interest Period, plus (b) the Applicable Margin; provided that

-22- the Term SOFR Rate before an Event of Default or the Termination Date expressed as an annual rate shall not be less than 0%. “Test Period” means, for any date of determination under this Agreement, the four (4) consecutive fiscal quarters of the Borrower most recently ended as of such date of determination for which financial statements have been delivered pursuant to Section 5.01(a). “Third Party Securities” shall mean, with respect to any Securitization, notes, bonds or other debt instruments, beneficial interests in a trust, undivided ownership interests in receivables or other securities issued for cash consideration by the relevant Securitization Vehicle to banks, financing conduits, investors or other financing sources (other than the Borrower or any Subsidiary, except in respect of the Sellers’ Retained Interest) the proceeds of which are used to finance, in whole or in part, the purchase by such Securitization Vehicle of Securitization Assets in a Securitization. The amount of any Third Party Securities shall be deemed to equal the aggregate principal, stated, or invested amount of such Third Party Securities which are outstanding at such time. “Type” means, with respect to any Borrowing, its nature as a Base Rate Borrowing or a Term SOFR Borrowing and with respect to a Loan, its nature as a Base Rate Loan or a Term SOFR Loan. “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Liabilities” means, (i) in the case of any Single Employer Plan, the amount (if any) by which the present value of all vested nonforfeitable benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent actuarial valuation date for such Plan using the actuarial assumptions set forth in the most recent actuarial valuation report for such Single Employer Plan, and (ii) in the case of any Multiemployer Plan, the Withdrawal Liability that would be incurred by the Controlled Group if all members of the Controlled Group completely withdrew from such Multiemployer Plan. “U.S. Person” means a “United States” person within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.14(f)(ii)(B)(3).

-23- “Withdrawal Liability” shall have the meaning specified in Part 1 of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Other Interpretive Provisions. In this Agreement, (a) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (b) the term “including” means “including without limitation”; and (c) unless otherwise indicated, (i) any reference to an Article, Section, Exhibit or Schedule means an Article or Section hereof or an Exhibit or Schedule hereto; (ii) any reference to a time of day means such time in Minneapolis, Minnesota; (iii) any reference to a law or regulation means such law or regulation as amended, modified or supplemented from time to time and includes all statutory and regulatory provisions consolidating, replacing or interpreting such law or regulation; and (d) any reference to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented or otherwise modified from time to time. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term SOFR Loan”) or by Class and Type (e.g., a “Term SOFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”) or by Class and Type (e.g., a “Term SOFR Revolving Borrowing”). SECTION 1.03 Accounting Principles. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting

-24- Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of Indebtedness under Accounting Standards Codification 470-20 or 2015-03 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. (b) Notwithstanding anything to the contrary contained in Error! Reference source not found. or in the definition of “Capital Lease Obligations,” any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. SECTION 1.04 Term SOFR Notification. The interest rate on Term SOFR Borrowings is determined by reference to the Term SOFR Base Rate, which is derived from Term SOFR. Section 2.16(b) provides a mechanism for (a) determining an alternative rate of interest if Term SOFR is no longer available or in the other circumstances set forth in Section 2.16(b), and (b) modifying this Agreement to give effect to such alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to Term SOFR or other rates in the definition of Term SOFR Base Rate or with respect to any alternative or successor rate thereto, or replacement rate thereof (including any Benchmark Replacement), including without limitation, whether any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.16(b), will have the same value as, or be economically equivalent to, the Term SOFR Base Rate. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Alternate Base Rate, Term SOFR, the Term SOFR Base Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, the Term SOFR Base Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.05 Divisions. For all purposes hereunder or under any other loan documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any

-25- new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time. ARTICLE II AMOUNTS AND TERMS OF THE COMMITMENTS SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender severally (and not jointly) agrees to make an Advance in dollars to the Borrower, on the Effective Date, in a principal amount not to exceed such Lender’s Commitment. Amounts prepaid or repaid in respect of such Advances may not be reborrowed. SECTION 2.02 Procedures for Advances; Limitations on Borrowings. (a) The Borrower shall request the Advance to be made on the Effective Date by giving notice (a “Notice of Borrowing”) to the Administrative Agent (which shall promptly advise each Lender of its receipt thereof) not later than 10:00 A.M. on the third Business Day prior to the Effective Date of any proposed borrowing of SOFR Advances and on the Effective Date of any proposed borrowing of Base Rate Advances. Each Notice of Borrowing shall be in substantially the form of Exhibit B, specifying therein (i) the Type of Advances requested, (ii) the aggregate principal amount of the requested Advances and (iii) in the case of a borrowing of SOFR Advances, the initial Interest Period therefor. Each Lender shall, before 12:00 noon on the date of such borrowing, make available for the account of its applicable lending office to the Administrative Agent at its address referred to in Section 8.02, in same day funds, such Lender’s ratable portion of the requested borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent’s aforesaid address. (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. If a Notice of Borrowing requests SOFR Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure of the Borrower to fulfill on or before the requested borrowing date the applicable conditions set forth in Article III, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the requested Advance to be made by such Lender. SECTION 2.03 Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. SECTION 2.04 Termination of Commitments. The Commitments shall terminate at 5:00 pm on the Effective Date. SECTION 2.05 Repayment of Advances. The Borrower shall repay all outstanding Advances made by each Lender, and all other obligations of the Borrower hereunder on the Termination Date.

-26- SECTION 2.06 Interest on Advances. Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made or is automatically converted into a Base Rate Loan pursuant to Section 2.09, to the date it is paid or is converted into a Term SOFR Loan pursuant to Section 2.09, at a rate per annum equal to the Base Rate for such day. Changes in the rate of interest on each Base Rate Borrowing will take effect simultaneously with each change in the Alternate Base Rate. Each Term SOFR Loan shall bear interest on the outstanding principal amount thereof from the first day of the Interest Period applicable thereto to the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Term SOFR Loan based upon the Borrower’s selections under Sections 2.02 and 2.09 and the Applicable Margin. SECTION 2.07 [Reserved]. SECTION 2.08 Interest Rate Determination. The Administrative Agent shall give prompt notice to the Borrower and the Lenders of each applicable interest rate determined by the Administrative Agent for purposes of Section 2.06. SECTION 2.09 Continuation and Conversion of Advances. (a) The Borrower may on any Business Day, upon notice given to the Administrative Agent, substantially in the form of Exhibit F to this Agreement, not later than 10:00 A.M. on the third Business Day prior to the date of any proposed continuation of or conversion into SOFR Advances, and on the date of any proposed conversion into Base Rate Advances, and subject to the provisions of Sections 2.08 and 2.12, continue SOFR Advances for a new Interest Period or convert a Borrowing of Advances of one Type into Advances of the other Type; provided that any continuation of SOFR Advances or conversion of SOFR Advances into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such SOFR Advances, unless, in the case of such a conversion, the Borrower shall also reimburse the Lenders pursuant to Section 8.04(b) on the date of such conversion. Each such notice of a continuation or conversion shall, within the restrictions specified above, specify (i) the date of such continuation or conversion, (ii) the Advances to be continued or converted, and (iii) in the case of continuation of or conversion into SOFR Advances, the duration of the Interest Period for such Advances. (b) If the Borrower fails to select the Type of any Advance or the duration of any Interest Period for any Borrowing of SOFR Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01 and Section 2.09(a), the Administrative Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, convert into Base Rate Advances. SECTION 2.10 Prepayments. (a) Optional Prepayments. The Borrower may, upon notice to the Administrative Agent, substantially in the form of Exhibit G to this Agreement. not later than 10:00 A.M. at least three Business Days prior to any prepayment of SOFR Advances or on the date of any prepayment of Base Rate Advances, in each case stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, the Borrower shall,

-27- prepay the outstanding principal amounts of the Advances made as part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided that (i) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 or a higher integral multiple of $1,000,000 in the case of any prepayment of SOFR Advances and $5,000,000 or a higher integral multiple of $1,000,000 in the case of any prepayment of Base Rate Advances and (ii) in the case of any such prepayment of a SOFR Advance, the Borrower shall be obligated to reimburse the Lenders pursuant to Section 8.04(b) on the date of such prepayment. (b) Mandatory Prepayment. In the event that the Spin Transaction is not consummated on or before March 15, 2022 (or such later date approved by Administrative Agent in its sole discretion), Borrower shall, within one (1) Business Day, (i) prepay all of the Loans and (ii) pay all accrued but unpaid interest thereon. SECTION 2.11 Increased Costs. (a) If any Change In Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Term SOFR Rate); (ii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or SOFR Advances made by such Lender; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto). and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any SOFR Advance (or of maintaining its obligation to make any such Advance) or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Advances made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with

-28- respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof, provided that such demand is made within 90 days after the implementation of such retroactive Change in Law. SECTION 2.12 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, or fund Loans whose interest is determined by reference to the Term SOFR Rate, or to determine or charge interest rates based upon the Term SOFR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Term SOFR Borrowings or to convert Base Rate Borrowings to Term SOFR Borrowings shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Borrowings the interest rate on which is determined by reference to the Term SOFR Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert each Term SOFR Loan of such Lender to a Base Rate Loan (the interest rate on which Base Rate Loan shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender can lawfully continue to maintain such Term SOFR Loan to such day, or immediately, if such Lender cannot lawfully continue to maintain such Term SOFR Loan, and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Term SOFR Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Term SOFR Rate. Upon any such prepayment or conversion, the

-29- Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.17. SECTION 2.13 Payments and Computations. (a) The Borrower shall make each payment hereunder not later than 10:00 A.M. on the day when due in U.S. dollars to the Administrative Agent at its address referred to in Section 8.02 in same day funds without setoff, counterclaim or other deduction. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest and upfront fees ratably (other than amounts payable pursuant to Section 2.02(b), 2.11, 2.14 or 8.04(b)) to the Lenders for the account of their respective applicable lending offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its applicable lending office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 8.07(d), from the effective date specified in such Assignment and Assumption, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. (b) The Borrower hereby authorizes each Lender, if and to the extent any payment owed to such Lender by the Borrower is not made when due hereunder, to charge from time to time against any of the Borrower’s accounts with such Lender any amount so due. Each Lender agrees to notify the Borrower promptly after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. (c) All computations of interest based on the Alternate Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all other computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of any interest or fees, as the case may be; provided that if such extension would cause payment of interest on or principal of a SOFR Advance to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due by the Borrower to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each

-30- Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Effective Rate. (f) Notwithstanding anything to the contrary contained herein, any amount payable by the Borrower hereunder that is not paid when due (whether at stated maturity, by acceleration or otherwise) shall (to the fullest extent permitted by law) bear interest from the date when due until paid in full at a rate per annum equal at all times to the Alternate Base Rate plus the Applicable Margin in effect from time to time plus 2%, payable upon demand. SECTION 2.14 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under this Agreement shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.14) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.14, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

-31- (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 8.07(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with this Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Agreement shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

-32- (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any loan document, an executed IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement, IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN-E or IRS Form W-8BEN; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, IRS Form W-8BEN, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the

-33- date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under this Agreement would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had

-34- never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement. (i) Defined Terms. For purposes of this Section 2.14, the term “applicable law” includes FATCA. (j) Status. For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). SECTION 2.15 Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it to the Borrower (other than pursuant to Section 2.02(b), 2.11, 2.14, or 8.04(b)) in excess of its ratable share of payments on account of the Advances to the Borrower, such Lender shall forthwith purchase from the other Lenders such participations in the Advances as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. SECTION 2.16 Availability of Types of Borrowings; Adequacy of Interest Rate; Benchmark Replacement. (a) Availability of Term SOFR Borrowings. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, but subject to Section 2.16(b), if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Majority Lenders notify the Administrative Agent that the Majority Lenders have determined, that: (i) for any reason in connection with any request for a Term SOFR Borrowing or a conversion or continuation thereof that the Term SOFR Base Rate

-35- for any requested Interest Period with respect to a proposed Term SOFR Borrowing does not adequately and fairly reflect the cost to such Lenders of the funding such Loans, or (ii) the interest rate applicable to Term SOFR Borrowings for any requested Interest Period is not ascertainable or available (including, without limitation, because the applicable Screen (or on any successor or substitute page on such screen) is unavailable) and such inability to ascertain or unavailability is not expected to be permanent, or does not adequately and fairly reflect the cost of making or maintaining Term SOFR Borrowings, then the Administrative Agent shall suspend the availability of Term SOFR Borrowings and require any affected Term SOFR Borrowings to be repaid or converted to Base Rate Borrowings, subject to the payment of any funding indemnification amounts required by Section 2.17. (b) Benchmark Replacement. (i) Benchmark Transition Event; Early Opt-in Election. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided by the Administrative Agent to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

-36- (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement, and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.16(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.16(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then- current Benchmark is a term rate (including the Term SOFR Base Rate and Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove any tenor of such Benchmark that is unavailable or non-representative for any Benchmark settings and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon notice to the Borrower by the Administrative Agent in accordance with this Section 2.16(b) of the commencement of a Benchmark Unavailability Period and until a Benchmark Replacement is determined in accordance with this Section 2.16(b), the Borrower may revoke any request for a Term SOFR Borrowing, or any request for the conversion or continuation of a Term SOFR Borrowing to be made, converted or continued during any Benchmark Unavailability Period at the end of the applicable Interest Period, and, failing that, the Borrower will be deemed to have converted any such request at the end of the applicable Interest Period into a request for a Base Rate Borrowing or conversion to a Base Rate Borrowing. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate

-37- based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. SECTION 2.17 Funding Indemnification. If (i) any payment of a Term SOFR Borrowing occurs on a date that is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise; (ii) a Term SOFR Borrowing is not made on the date specified by the Borrower for any reason other than default by the Lenders; (iii) a Term SOFR Borrowing is converted other than on the last day of the Interest Period applicable thereto; or (iv) the Borrower fails to borrow, convert, continue or prepay a Term SOFR Borrowing on the date specified in any notice delivered pursuant hereto. then the Borrower shall indemnify each Lender for such Lender’s costs, expenses and Interest Differential (as determined by such Lender) incurred as a result of such prepayment. The term “Interest Differential” means the greater of zero and the financial loss incurred by the Lender resulting from prepayment, calculated as the difference between the amount of interest such Lender would have earned (from like investments as of the first day of the Interest Period) had prepayment not occurred and the interest such Lender will actually earn (from like investments as of the date of prepayment) as a result of the redeployment of funds from the prepayment. Because of the short-term duration of any Interest Period, the Borrower agrees that the Interest Differential shall not be discounted to its present value. The Borrower hereby acknowledges that the Borrower shall be required to pay Interest Differential with respect to any portion of the principal balance accelerated or paid before the end of the Interest Period for such Term SOFR Borrowing, whether voluntarily, involuntarily, or otherwise, including without limitation any principal payment required upon maturity when the Borrower has elected an Interest Period that extends beyond the scheduled maturity date of such Loan and any principal payment required following default, demand for payment, acceleration, collection proceedings, foreclosure, sale or other disposition of collateral, bankruptcy or other insolvency proceedings, eminent domain, condemnation, application of insurance proceeds, or otherwise. Such Interest Differential shall at all times be an Obligation as well as an undertaking by the Borrower to the Lenders whether arising out of a voluntary or mandatory prepayment. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.17 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. SECTION 2.18 Interest Payment Dates. Interest accrued on each Base Rate Loan or Term SOFR Loan shall be payable on each Payment Date, commencing with the first Payment Date to occur after the Closing Date, on the date of any prepayment of such Loan (whether or not as a result of acceleration) on the amount prepaid, and on the Termination Date. Interest accrued

-38- on each Term SOFR Loan having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest accrued pursuant to Section 2.13(f) is payable on demand. If any payment of principal of or interest on a Loan becomes due on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day unless such succeeding Business Day falls in a new calendar month, in which case such interest or principal shall be payable on the immediately preceding Business Day. ARTICLE III CONDITIONS PRECEDENT SECTION 3.01 Conditions Precedent to Effectiveness. This Agreement (including the Commitments of the Lenders and the obligations of the Borrower hereunder) shall become effective if all of the following conditions precedent have been satisfied: (a) the Administrative Agent shall have received (i) a counterpart of this Agreement signed on behalf of each party hereto or (ii) written evidence (which may include electronic transmission of a signed signature page of this Agreement) that each party hereto has signed a counterpart of this Agreement and each of the following documents, each dated a date reasonably satisfactory to the Administrative Agent and otherwise in form and substance satisfactory to the Administrative Agent: (i) Certified copies of resolutions of the Board of Directors or equivalent managing body of the Borrower approving the transactions contemplated by this Agreement and of all documents evidencing other necessary organizational action of the Borrower with respect to this Agreement and the documents contemplated hereby; (ii) A certificate of the Secretary or an Assistant Secretary of Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other documents to be delivered hereunder; (B) that attached thereto are true and correct copies of the organizational documents of the Borrower, in each case in effect on such date; and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by the Borrower of this Agreement and the documents contemplated hereby; (iii) A certificate signed by either the chief financial officer, principal accounting officer or treasurer of the Borrower stating that (A) the representations and warranties contained in Section 4.01 are correct on and as of the date of such certificate as though made on and as of such date and (B) no Default or Event of Default has occurred and is continuing on the date of such certificate; (iv) Any notes requested by a Lender, substantially in the form of Exhibit C; and

-39- (v) A favorable opinion of Ballard Spahr LLP, counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent. (b) [Reserved]; (c) The Administrative Agent shall have received evidence, satisfactory to the Administrative Agent, that the Borrower has paid (or will pay with the proceeds of the initial Credit Extensions) all fees and, to the extent billed, expenses payable by the Borrower hereunder on the Effective Date; (d) Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the Effective Date; and (e) Receipt by the Administrative Agent of the Beneficial Ownership Certification in relation to the Borrower. Promptly upon the occurrence thereof, the Administrative Agent shall notify the Borrower and the Lenders as to the Effective Date. ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows: (a) The Borrower is a corporation, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. (b) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s organizational powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary. (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement, except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof. (d) This Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof

-40- may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally. (e) The consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2020 and the related consolidated statements of operations and comprehensive income, changes in shareholders’ equity and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, certified by PricewaterhouseCoopers LLP, copies of which have been furnished to each Lender, fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as of such dates and the consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates in accordance with GAAP; and (ii) since December 31, 2020, there has been no Material Adverse Change. (f) Except as disclosed in the Borrower’s annual, quarterly or current Reports, each as delivered in connection with Section 5.01 and/or filed with the Securities and Exchange Commission and delivered to the Lenders prior to the Effective Date, there is no pending or threatened action, investigation or proceeding affecting the Borrower or any Subsidiary before any court, governmental agency or arbitrator that may reasonably be anticipated to have a Material Adverse Effect. There is no pending or threatened action or proceeding against the Borrower or any Subsidiary that purports to affect the legality, validity, binding effect or enforceability against the Borrower of this Agreement. Since December 31, 2021, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole. (g) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, the Borrower (i) has not failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has not become subject to any Environmental Liability, (iii) has not received notice of any claim with respect to any Environmental Liability or (iv) has no knowledge of any basis for any Environmental Liability. (h) No proceeds of any Advance have been or will be used directly or indirectly in connection with the acquisition of in excess of 5% of any class of equity securities that is registered pursuant to Section 12 of the Exchange Act or any transaction subject to the requirements of Section 13 or 14 of the Exchange Act. (i) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Not more than 25% of the value of the assets of the Borrower and its Subsidiaries is represented by margin stock. (j) The Borrower is not required to register as an “investment company” under the Investment Company Act of 1940.

-41- (k) During the twelve consecutive month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension, no steps have been taken by the Borrower or any member of the Controlled Group or, to the knowledge of the Borrower, by any other Person to terminate any Plan (excluding any termination arising out of the institution by or against any ComEd Entity of any bankruptcy, insolvency or similar proceeding so long as such termination would not constitute an Default or Event of Default under Section 6.01(g)), and there has been no failure to satisfy the minimum funding standard described in Section 412(a)(2) of the Code with respect to any Single Employer Plan that would reasonably be expected to result in a lien pursuant to Section 430(k) of the Code. To the knowledge of the Borrower, no condition exists or event or transaction has occurred with respect to any Plan, which would reasonably be expected to result in the incurrence by the Borrower or any other member of the Controlled Group of any material liability (other than to make contributions, pay annual PBGC premiums or pay out benefits in the ordinary course of business), fine or penalty (excluding any condition, event or transaction arising out of the institution by or against any ComEd Entity of any bankruptcy, insolvency or similar proceeding so long as such condition, event or transaction does not constitute an Default or Event of Default under Section 6.01(g)). (l) The Borrower has implemented, and maintains in effect, policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower, its directors and agents, are in compliance with all Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby or the transactions contemplated hereby, is a Sanctioned Person. No Advance, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. (m) The Borrower is not an Affected Financial Institution. (n) The Borrower is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. (o) As of the Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. (p) The Borrower has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (q) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower has set aside on its books adequate reserves or (r) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

-42- (s) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. ARTICLE V COVENANTS OF THE BORROWER SECTION 5.01 Affirmative Covenants. The Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid, the Borrower will, and, in the case of Section 5.01(a), will cause its Principal Subsidiaries to, unless the Majority Lenders shall otherwise consent in writing: (a) Financial Statements; Ratings Change and Other Information. The Borrower will furnish to the Administrative Agent and each Lender, including their Public-Siders: (i) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, a copy of the Borrower’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission with respect to such quarter (or, if the Borrower is not required to file a Quarterly Report on Form 10-Q, copies of an unaudited consolidated balance sheet of the Borrower as of the end of such quarter and the related consolidated statement of operations of the Borrower for the portion of the Borrower’s fiscal year ending on the last day of such quarter, in each case prepared in accordance with GAAP, subject to the absence of footnotes and to year-end adjustments), together with a certificate of an authorized officer of the Borrower stating that no Default or Event of Default has occurred and is continuing or, if any such Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower proposes to take with respect thereto; (ii) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, a copy of the Borrower’s Annual Report on Form 10-K filed with the Securities and Exchange Commission with respect to such fiscal year (or, if the Borrower is not required to file an Annual Report on Form 10- K, the consolidated balance sheet of the Borrower and its Subsidiaries as of the last day of such fiscal year and the related consolidated statements of operations, changes in shareholders’ equity (if applicable) and cash flows of the Borrower for such fiscal year, certified by PricewaterhouseCoopers LLP or other certified public accountants of recognized national standing), together with a certificate of an authorized officer of the Borrower stating that no Default or Event of Default has occurred and is continuing or, if any such Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower proposes to take with respect thereto; (iii) concurrently with the delivery of the quarterly and annual reports referred to in subsections (i) and (ii) above, a compliance certificate in substantially

-43- the form set forth in Exhibit D, duly completed and signed by the Chief Financial Officer, Treasurer or an Assistant Treasurer of the Borrower; (iv) except as otherwise provided in clause (i) or (ii) above, promptly after the sending or filing thereof, copies of all reports that the Borrower sends to its security holders generally, and copies of all Reports on Form 10-K, 10-Q or 8- K, and registration statements and prospectuses that the Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange (except to the extent that any such registration statement or prospectus relates solely to the issuance of securities pursuant to employee purchase, benefit or dividend reinvestment plans of the Borrower or a Subsidiary); (v) promptly upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Plan, or the failure to make a required contribution to any Plan if such failure is sufficient to give rise to a lien under section 430(k) of the Code, or the taking of any action with respect to a Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Plan, or the occurrence of any event with respect to any Plan which could result in the incurrence by the Borrower or any other member of the Controlled Group of any material liability, fine or penalty, notice thereof and a statement as to the action the Borrower or such member of the Controlled Group proposes to take with respect thereto; (vi) promptly after any Rating Agency shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; (vii) promptly following any request therefor, (x) such other information regarding the operations, business affairs and financial condition of the Borrower or any Principal Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation; and (viii) such other information respecting the condition, operations or business, financial or otherwise, of the Borrower or any Subsidiary as any Lender, through the Administrative Agent, may from time to time reasonably request (including any information that any Lender reasonably requests in order to comply with its obligations under any “know your customer” or anti-money laundering laws or regulations, including the Patriot Act and the Beneficial Ownership Regulation). Documents required to be delivered pursuant to Section 5.01(a)(i), (ii) or (v) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the

-44- date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower, the Borrower shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents. (b) Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following: (i) as soon as possible, and in any event within five Business Days after the occurrence of any Default or Event of Default with respect to the Borrower continuing on the date of such statement, a statement of an authorized officer of the Borrower setting forth details of such Default or Event of Default and the action which the Borrower proposes to take with respect thereto; (ii) any change in the credit ratings from a credit rating agency, or the placement by a credit rating agency of the Borrower or its parent on a “CreditWatch” or “WatchList” or any similar list, in each case with negative implications, or the cessation by a credit rating agency of, or its intent to cease, rating the Borrower’s debt; and (iii) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice delivered under this Section (i) shall be in writing, (ii) shall contain a heading or a reference line that reads “Notice under Section 5.01 of Exelon Corporation Credit Agreement dated January 21, 2022” and (iii) shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. (c) Existence; Conduct of Business. The Borrower will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided

-45- that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 5.02(b). (d) Payment of Obligations. The Borrower will pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Borrower has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. (e) Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Principal Subsidiaries to, (i) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (ii) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. (f) Books and Records; Inspection Rights. The Borrower will, at any reasonable time and from time to time, pursuant to prior notice delivered to the Borrower, permit any Lender, or any agent or representative of any thereof, to examine and, at such Lender’s expense, make copies of, and abstracts from the records and books of account of, and visit the properties of, the Borrower and any Principal Subsidiary and to discuss the affairs, finances and accounts of the Borrower and any Principal Subsidiary with any of their respective officers; provided that any non-public information (which has been identified as such by the Borrower or the applicable Principal Subsidiary) obtained by any Lender or any of its agents or representatives pursuant to this Section 5.01(f) shall be treated confidentially by such Person; provided, further, that such Person may disclose such information to (a) any other party to this Agreement, its examiners, Affiliates, outside auditors, counsel or other professional advisors in connection with this Agreement, (b) to any direct, indirect, actual or prospective counterparty (and its advisor) to any swap, derivative or securitization transaction related to the obligations under this Agreement, (c) to any credit insurance provider or (d) if otherwise required to do so by law or regulatory process (it being understood that, unless prevented from doing so by any applicable law or Governmental Authority, such Person shall use reasonable efforts to notify the Borrower of any demand or request for any such information promptly upon receipt thereof so that the Borrower may seek a protective order or take other appropriate action). (g) Compliance with Laws. The Borrower will comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. (h) Use of Proceeds. The proceeds of the Loans will be used only to make a capital contribution to Genco in connection with Spin Transaction and to pay certain fees and expenses in connection therewith, but in no event for any purpose that would be contrary to Section 4.01(h) or 4.01(i). No part of the proceeds of any Loan will be used, whether directly or indirectly,

-46- for any purpose that entails a violation of any of the regulations of the Federal Reserve Board, including Regulations T, U and X. The Borrower will not request any Borrowing, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, directly or indirectly, the proceeds of any Borrowing (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto (including any Person participating in the Loans hereunder, whether as underwriter, advisor, investor, lender, hedge provider, facility or security agent or otherwise). (i) Accuracy of Information. The Borrower will ensure that any information, including financial statements or other documents, furnished to the Administrative Agent or the Lenders in connection with this Agreement or any amendment or modification hereof or waiver hereunder contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the matters specified in this Section. SECTION 5.02 Negative Covenants. The Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid, the Borrower will not, without the written consent of the Majority Lenders: (a) Limitation on Liens. Create, incur, allow to assume or suffer to exist or permit (and prior to consummation of the Spin Transaction allow Genco to create, incur, allow to assume or suffer to exist) any Lien on its property, revenues or assets, whether now owned or hereafter acquired, except as follows: (i) Liens imposed by law, such as carriers’, warehousemen’s, landlords’ repairmen’s, materialmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business; (ii) Liens for taxes, assessments or governmental charges, levies, or fines (including such amounts arising under environmental law) on property of the Borrower (or prior to consummation of the Spin Transaction, Genco) if the same shall not at the time be delinquent or thereafter can be paid without a material penalty, or are being contested in good faith and by appropriate proceedings; (iii) Liens on the capital stock of or any other equity interest in any Subsidiary (other than, prior to the Spin Transaction, Genco and any holding company for Genco) to secure Nonrecourse Indebtedness; (iv) Liens upon or in any property acquired in the ordinary course of business to secure the purchase price of such property or to secure any obligation incurred solely for the purpose of financing the acquisition of such property;

-47- (v) Liens existing on property at the time of the acquisition thereof (other than any such Lien created in contemplation of such acquisition unless permitted by the preceding clause (iv)); (vi) Liens granted in connection with any financing arrangement for the purchase of nuclear fuel or the financing of pollution control facilities, limited to the fuel or facilities so purchased or acquired; (vii) Liens arising in connection with sales or transfers of, or financing secured by, accounts receivable or related contracts, provided that any such sale, transfer or financing shall be on arms’ length terms; (viii) Liens securing Permitted Obligations and reimbursement obligations in respect of letters of credit issued to support Permitted Obligations (for the avoidance of doubt, the Electric Reliability Council of Texas (ERCOT) program and any other similar agreement or arrangement, including with any Independent System Operator or Regional Transmission Organization, are permitted under this clause (viii)); (ix) Permitted Encumbrances; (x) Liens arising in connection with sale and leaseback transactions entered into by the Borrower (or prior to consummation of the Spin Transaction, Genco), but only to the extent that the aggregate purchase price of all assets sold by the Borrower (or prior to consummation of the Spin Transaction, Genco) during the term of this Agreement pursuant to such sale and leaseback transactions does not exceed $1,000,000,000; (xi) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, compensation arrangements, supplemental retirement plans arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, compensation arrangements, supplemental retirement plans or other social security or similar legislation; (xii) Liens constituting attachment, judgment and other similar Liens arising in connection with court proceedings to the extent not constituting an Event of Default under Section 6.01(f); (xiii) Liens created in the ordinary course of business to secure liability to insurance carriers and Liens on insurance policies and the proceeds thereof (whether accrued or not), rights or claims against an insurer or other similar asset securing insurance premium financings; (xiv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

-48- (xv) Liens in the nature of rights of setoff, bankers’ liens, revocation, refund, chargeback, counterclaim, netting of cash amounts or similar rights as to deposit accounts, commodity accounts or securities accounts or other funds maintained with a credit or depository institution; (xvi) Liens consisting of pledges of industrial development, pollution control or similar revenue bonds in connection with the remarketing of such bonds; (xvii) Liens and similar customary cash collateralization obligations in respect of letter of credit exposure or swingline loan exposure relating to defaulting lenders in the Borrower’s senior unsecured credit facilities; (xviii) Liens arising under leases or subleases, licenses or sublicenses granted to others that do not materially interfere with the ordinary course of business of the Borrower (or prior to the consummation of the Spin Transaction, Genco); (xix) Liens resulting from any restriction on any equity interest (or project interest, interests in any energy facility (including undivided interests)) of a Person providing for a breach, termination or default under any owners, participation, shared facility, joint venture, stockholder, membership, limited liability company or partnership agreement between such Person and one or more other holders of equity interest (or project interest, interests in any energy facility (including undivided interests)) of such Person, to the extent a security interest or other Lien is created on any such interest as a result thereof; (xx) Liens granted on cash or cash equivalents to defease or repay Indebtedness of the Borrower (or, prior to consummation of the Spin Transaction, Genco) no later than 60 days after the creation of such Lien; (xxi) Liens created in connection with sales, transfers, leases, assignment or other conveyances or dispositions of assets, including (A) Liens on assets or securities granted or deemed to arise in connection with and as a result of the execution, delivery or performance of contracts to purchase or sell such assets or securities, and (B) rights of first refusal, options or other contractual rights or obligations to sell, assign or otherwise dispose of any interest therein; and (xxii) Liens, other than those described above in this Section 5.02(a), provided that the aggregate amount of all Indebtedness secured by Liens permitted by this clause (xxii) shall (i) prior to consummation of the Spin Transaction, (A) in the case of Genco, not exceed $100,000,000, and (B) in the case of the Borrower and Genco, collectively, not exceed $200,000,000 and (ii) on and after the consummation of the Spin Transaction, not exceed in the aggregate at any one time outstanding $200,000,000. (b) Mergers and Consolidations; Disposition of Assets. Merge with or into or consolidate with or into, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter

-49- acquired) to any Person or permit any Principal Subsidiary to do so, except that (i) any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Principal Subsidiary, (ii) any Principal Subsidiary may merge with or into or consolidate with or transfer assets to the Borrower (and the Borrower may transfer any assets acquired by the Borrower through any such merger, consolidation or transfer to any Principal Subsidiary), (iii) [Reserved] and (iv) the Borrower or any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Person, provided that, in each case, (A) immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (except in the case where any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Principal Subsidiary), (B) in the case of any such merger, consolidation or transfer of assets to which the Borrower is a party, either (x) the Borrower shall be the surviving entity or transferee (as applicable), or (y) the surviving entity or transferee (as applicable), shall be an Eligible Successor and shall have assumed all of the Obligations of the Borrower under this Agreement pursuant to a written instrument in form and substance satisfactory to the Administrative Agent, and the Administrative Agent shall have received an opinion of counsel in form and substance satisfactory to it as to the enforceability of such obligations assumed and (C) subject to clause (B) above, in the case of any such merger, consolidation or transfer of assets to which any Principal Subsidiary is a party, a Principal Subsidiary shall be the surviving entity or transferee (as applicable). (c) Consolidated Capitalized Ratio. the Consolidated Capitalization Ratio as of the last day of any Test Period to exceed 0.65:1.00. (d) Continuation of Businesses. Engage, or permit any Subsidiary to engage, in any line of business which is material to the Borrower and its Subsidiaries, taken as a whole, other than businesses engaged in by the Borrower and its Subsidiaries as of the date hereof and reasonable extensions thereof. (e) Capital Structure. Prior to consummation of the Spin Transaction, fail at any time to own, free and clear of all Liens, 100% of the issued and outstanding equity interests of Genco (or of a holding company which owns, free and clear of all Liens, 100% of the issued and outstanding equity interests of Genco). (f) Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries (other than any Excluded Subsidiary) to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (c) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (d) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 5.02 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),(e) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted

-50- hereunder, (f) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (g) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof. (g) Anti-Corruption Laws and Sanctions. Request any Borrowing or Advance and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Advance (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. ARTICLE VI EVENTS OF DEFAULT SECTION 6.01 Events of Default. If any of the following events shall occur and be continuing (any such event an “Event of Default”): (a) The Borrower shall fail to pay (i) any principal of any Advance when the same becomes due and payable or (ii) any interest on any Advance or any other amount payable by the Borrower hereunder within three Business Days after the same becomes due and payable; or (b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) pursuant to the terms of this Agreement shall prove to have been incorrect or misleading in any material respect when made; or (c) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 5.01(c) (with respect to Borrower’s existence), Section 5.01(h) or Section 5.02, or (ii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent (which notice shall be given by the Administrative Agent at the written request of any Lender); or (d) The Borrower or any Principal Subsidiary shall fail to pay any principal of or premium or interest on any Indebtedness that is outstanding in a principal amount in excess of $100,000,000 in the aggregate (but excluding Indebtedness hereunder and Nonrecourse Indebtedness) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such

-51- Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, other than any acceleration of any Indebtedness secured by equipment leases or fuel leases of the Borrower or a Principal Subsidiary as a result of the occurrence of any event requiring a prepayment (whether or not characterized as such) thereunder, which prepayment will not result in a Material Adverse Change; or (e) The Borrower or any Principal Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Principal Subsidiary seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any Principal Subsidiary shall take any corporate or limited liability company action to authorize or to consent to any of the actions set forth above in this Section 6.01(e); or (f) One or more judgments or orders for the payment of money in an aggregate amount exceeding $100,000,000 (excluding any such judgments or orders to the extent covered by insurance, subject to any customary deductible, and under which the applicable insurance carrier has not denied coverage) shall be rendered against the Borrower or any Principal Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or (g) (i) Any Reportable Event that the Majority Lenders determine in good faith is reasonably likely to result in the termination of any Single Employer Plan or in the appointment by the appropriate United States District Court of a trustee to administer a Single Employer Plan shall have occurred and be continuing 60 days after written notice to such effect shall have been given to the Borrower by the Administrative Agent; (ii) any Single Employer Plan shall be terminated; (iii) a Trustee shall be appointed by an appropriate United States District Court to administer any Single Employer Plan; (iv) the PBGC shall institute proceedings to terminate any Single Employer Plan or to appoint a trustee to administer any Single Employer Plan; or (v) the Borrower or any other member of the Controlled Group withdraws from any Multiemployer Plan; provided that on the date of any event described in clauses (i) through (v) above, the Unfunded Liabilities of the applicable Plan exceed $100,000,000;

-52- (h) any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations, ceases to be in full force and effect; or the Borrower or any other Person contests in writing the validity or enforceability of any provision of any Loan Document; or the Borrower denies in writing that it has any or further liability or obligation under any Loan Document, or purports in writing to revoke, terminate or rescind any Loan Document; or (i) a Change in Control shall have occurred; then, and in any such event, the Administrative Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare the outstanding principal amount of the Advances, all interest thereon and all other amounts payable under this Agreement by the Borrower to be forthwith due and payable, whereupon the outstanding principal amount of the Advances, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of an Event of Default under Section 6.01(e), (A) the obligation of each Lender to make any Advance to the Borrower shall automatically be terminated and (B) the outstanding principal amount of all Advances, all interest thereon and all other amounts payable by the Borrower hereunder shall automatically and immediately become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. ARTICLE VII THE ADMINISTRATIVE AGENT SECTION 7.01 Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including enforcement or collection of the obligations of the Borrower hereunder), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders; provided that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. SECTION 7.02 Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their respective own gross negligence or willful misconduct. Without limiting the generality of the foregoing: (i) the Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable

-53- for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) the Administrative Agent makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iii) the Administrative Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) the Administrative Agent shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) the Administrative Agent shall not incur any liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. SECTION 7.03 Administrative Agent and Affiliates. With respect to its Commitment, Advances and other rights and obligations hereunder in its capacity as a Lender, U.S. Bank National Association shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall include U.S. Bank National Association in its individual capacity. U.S. Bank National Association and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any Affiliate thereof and any Person who may do business with or own securities of the Borrower or any such Affiliate, all as if it were not Administrative Agent and without any duty to account therefor to the Lenders. SECTION 7.04 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. SECTION 7.05 Indemnification. The Lenders severally agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its Pro Rata Share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through

-54- negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such expenses are reimbursable by the Borrower but for which the Administrative Agent is not reimbursed by the Borrower. SECTION 7.06 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Majority Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank described in clause (i) or (ii) of the definition of “Eligible Assignee” having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Notwithstanding the foregoing, if no Default or Event of Default shall have occurred and be continuing, then no successor Administrative Agent shall be appointed under this Section 7.06 without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed. ARTICLE VIII MISCELLANEOUS SECTION 8.01 Amendments, Etc. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and, in the case of an amendment, the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall: (a) increase or extend the Commitment of any Lender, without the written consent of such Lender, (b) reduce the principal of, or rate of interest on, any Advance or any fees payable hereunder, without the written consent of each Lender directly affected thereby, (c) postpone any date fixed for any payment of principal of, or interest on, any Advance or any fees payable hereunder, without the written consent of each Lender directly affected thereby, (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of

-55- Lenders, that shall be required for the Lenders or any of them to take any action hereunder or the definition of “Majority Lenders”, without the written consent of each Lender, (e) amend this Section 8.01, without the written consent of each Lender or (f) waive or amend any provision regarding pro rata sharing or otherwise relates to the distribution of payments among Lenders, without the written consent of each Lender; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement. Without limiting the generality of the foregoing, the making of an Advance shall not be construed as a waiver of any Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Event of Default at the time. If the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other document executed in connection herewith, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. SECTION 8.02 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including facsimile transmission) and mailed, sent by facsimile or delivered, if to the Borrower, at 10 S. Dearborn, 48th Floor, Chicago, IL 60603, Attention: Chief Financial Officer, facsimile: 312-394-5443; if to any Lender, at its Domestic Lending Office specified in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender; and if to the Administrative Agent, (a) for payments and notices pursuant to Section 2.09 or 2.10, at its address at U.S. Bank National Association, 1095 Avenue of the Americas, 15th Floor, New York, New York 10036, Attention: Johnny Hon, telephone: 917- 326-3944, facsimile: 917-256-2890 and email: johnny.hon@usbank.com, ncb.utilities.oilgas@usbank.com and CCSLIBOR@usbank.com and at U.S. Bank National Association, 1095 Avenue of the Americas, 15th Floor, New York, New York 10036, Attention: Kevin Murphy, telephone: 917-326-3912, facsimile: 917-256-2890 and email: kevin.murphy4@usbank.com, ncb.utilities.oilgas@usbank.com and CCSLIBOR@usbank.com; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective (a) if mailed, three Business Days after being deposited in the U.S. mail, postage prepaid, (b) if sent by facsimile, when such facsimile is sent (except that if not sent during normal business hours for the recipient, such facsimile shall be deemed to have been sent at the opening of business on the next Business Day for the recipient), and (c) otherwise, when delivered, except that notices and communications to the Administrative Agent pursuant to Article II or VII shall not be effective until received by the Administrative Agent. SECTION 8.03 No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 8.04 Costs and Expenses; Indemnification.

-56- (a) The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other documents to be delivered hereunder, including the reasonable fees, internal charges and out-of-pocket expenses of counsel (including in-house counsel) for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses, if any (including counsel fees and expenses of outside counsel and of internal counsel), incurred by the Administrative Agent or any Lender in connection with the collection and enforcement (whether through negotiations, legal proceedings or otherwise) of the Borrower’s obligations under this Agreement and the other documents to be delivered by the Borrower hereunder, including reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8.04(a). (b) In the event of any payment of principal of, or any conversion of, any SOFR Advance is made other than on the last day of the Interest Period for such Advance, as a result of a payment or conversion pursuant to Section 2.09 or 2.12 or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, or the assignment of a SOFR Advance other than on the last day of the Interest Period for such Advance as a result of a request by the Borrower pursuant to Section 8.07(g) or the failure to borrow any SOFR Advance on the date specified in any notice delivered pursuant hereto, the Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amount required to compensate such Lender for any additional loss, cost or expense which it may reasonably incur as a result of such event, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. (c) The Borrower agrees to indemnify and hold each Lender and the Administrative Agent and each of their respective Related Parties (each, an “Indemnified Person”) harmless from and against any claim, damage, loss, liability, cost or expense (including reasonable attorney’s fees and expenses, whether or not such Indemnified Person is named as a party to any proceeding or is otherwise subjected to judicial or legal process arising from any such proceeding) that any of them may pay or incur arising out of or relating to this Agreement or the transactions contemplated hereby, or the use by the Borrower or any Subsidiary of the proceeds of any Advance; provided that the Borrower shall not be liable for any portion of any such claim, damage, loss, liability, cost or expense resulting from such Indemnified Person’s gross negligence or willful misconduct as determined in a final non-appealable order of a court of competent jurisdiction. The Borrower’s obligations under this Section 8.04(c) shall survive the repayment of all amounts owing by the Borrower to the Lenders and the Administrative Agent under this Agreement and the termination of Commitments hereunder. If and to the extent that the obligations of the Borrower under this Section 8.04(c) are unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law. This Section 8.04(c) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, any of the Borrower’s equityholders or creditors, an Indemnified Person or any other person or entity, whether or not an Indemnified Person is otherwise a party thereto.

-57- SECTION 8.05 Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees to notify the Borrower promptly after any such set-off and application made by such Lender or Affiliate thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 8.05 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have. SECTION 8.06 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns, provided that (except as permitted by Section 5.02(b)(iii)) the Borrower shall not have the right to assign rights hereunder or any interest herein without the prior written consent of all Lenders. SECTION 8.07 Assignments and Participations. (a) Each Lender may, with the prior written consent of the Borrower and the Administrative Agent (which consents shall not be unreasonably withheld or delayed), and if demanded by the Borrower pursuant to Section 8.07(g) shall to the extent required by such Section, assign to one or more banks or other entities (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances owing to it); provided that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender’s rights and obligations under this Agreement, (ii) the Commitment Amount of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event be less than $5,000,000 or, if less, the entire amount of such Lender’s Commitment Amount, and shall be an integral multiple of $1,000,000 or such Lender’s entire Commitment Amount, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which shall be payable by one or more of the parties to the Assignment and Assumption, and not by the Borrower (except in the case of a demand under Section 8.07(g)), and shall not be payable if the assignee is a Federal Reserve Bank), (v) the consent of the Borrower shall not be required after the occurrence and during the continuance of any Event of Default, and (vi) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights

-58- and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto (although an assigning Lender shall continue to be entitled to indemnification pursuant to Section 8.04(c)). Notwithstanding anything contained in this Section 8.07(a) to the contrary, (A) the consent of the Borrower and the Administrative Agent shall not be required with respect to any assignment by any Lender to an Affiliate of such Lender or to another Lender or to an Approved Fund, and (B) any Lender may at any time, without the consent of the Borrower or the Administrative Agent, and without any requirement to have an Assignment and Assumption executed, assign all or any part of its rights under this Agreement to a Federal Reserve Bank or other central banking authority, provided that no such assignment shall release the transferor Lender from any of its obligations hereunder. For the purposes of this Section 8.07(a), the terms “Approved Fund” and “Ineligible Institution” have the following meanings: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Ineligible Institution” means (a) a natural person, (b) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof, (c) the Borrower or any of its Affiliates or (d) Lender, an Affiliate of a Lender or an Approved Fund that, in each case at the time of such assignment, is a Sanctioned Person; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Borrowings or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business. (b) By executing and delivering an Assignment and Assumption, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(e) and such other documents and

-59- information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment Amount of, and principal amount of the Advances owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. (d) Upon its receipt of an Assignment and Assumption executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, the Administrative Agent shall, if such Assignment and Assumption has been completed and is in substantially the form of Exhibit A (including any necessary consents of the Administrative Agent and the Borrower), (i) accept such Assignment and Assumption, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. (e) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities other than an Ineligible Institution (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 8.01 that affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.14 and 8.04(b) (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to

-60- paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.15 and 8.07(g) as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.11 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.05 as though it were a Lender, provided such Participant agrees to be subject to Section 2.15 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Advances or its other obligations hereunder) except to the extent that such disclosure is necessary to establish that such Commitment, Advance, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (f) [Reserved]. (g) If any Lender (i) shall make demand for payment under Section 2.11(a), 2.11(b) or 2.14, (ii) shall deliver any notice to the Administrative Agent pursuant to Section 2.12 resulting in the suspension of certain obligations of the Lenders with respect to SOFR Advances, or (iii) does not consent to an amendment or waiver that requires the consent of all Lenders and has been approved by the Majority Lenders, then (A) in the case of clause (i), within 60 days after such demand (if, but only if, the payment demanded under Section 2.11(a), 2.11(b) or 2.14 has been made by the Borrower), (B) in the case of clause (ii), within 60 days after such notice (if such suspension is still in effect), or (C) in the case of clause (iii), within 60 days after the date the Majority Lenders approve the applicable amendment or waiver, as the case may be, the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, demand that such Lender assign in accordance with this Section 8.07 to one or more Eligible Assignees designated by the Borrower and reasonably acceptable to the Administrative Agent all (but not less than all) of such Lender’s rights and obligations hereunder within the next succeeding 30 days; provided that such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts). If any such Eligible Assignee designated by the Borrower shall fail to consummate such assignment on terms acceptable to such Lender, or if the Borrower shall fail to designate any such Eligible Assignee for all of such Lender’s Commitment and Advances, then such Lender may (but shall not be required to) assign such Commitment and Advances to any other Eligible Assignee in accordance with this Section 8.07 during such period. In the event that a Lender assigns any SOFR Advances pursuant to this Section 8.07(g), such assignment shall be deemed to be a prepayment by the Borrower of such SOFR Advances for purposes of Section 8.04(b).

-61- (h) [Reserved]. (i) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Bank”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Bank to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Advance that such Granting Bank would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Advance, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Advance, the Granting Bank shall be obligated to make such Advance pursuant to the terms hereof. The making of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Advance were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 8.07, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Advance to the Granting Bank or to any financial institution (consented to by the Borrower and Administrative Agent, which consents shall be unreasonably withheld or delayed) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Advances and (ii) disclose on a confidential basis any non-public information relating to its Advances to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This Section 8.07(i) may not be amended in any manner which adversely affects a Granting Bank or an SPC without the written consent of such Granting Bank or SPC. (j) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 8.08 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 8.09 Consent to Jurisdiction; Certain Waivers. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY AND ANY UNITED STATES DISTRICT COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR

-62- RELATING TO THIS AGREEMENT AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT NOTHING CONTAINED IN THIS SENTENCE SHALL LIMIT ANY OF THE BORROWER’S INDEMNITY AND REIMBURSEMENT OBLIGATIONS TO ANY INDEMNITEE TO THE EXTENT SUCH INDEMNITEE IS ENTITLED TO INDEMNIFICATION WITH RESPECT TO THIRD PARTY CLAIMS. SECTION 8.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 8.11 Execution in Counterparts; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes all prior and contemporaneous agreements and understandings, oral or written, relating to the subject matter hereof. SECTION 8.12 USA PATRIOT ACT NOTIFICATION. The following notification is provided to the Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318: IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any

-63- deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for the Borrower: When the Borrower opens an account, the Administrative Agent and the Lenders will ask for the Borrower’s name, tax identification number and business address and other information that will allow the Administrative Agent and the Lenders to identify the Borrower. The Administrative Agent and the Lenders may also ask to see the Borrower’s legal organizational documents or other identifying documents. SECTION 8.13 No Advisory or Fiduciary Responsibility. In connection with all aspects of the transactions contemplated hereby (including in connection with any amendment, waiver or other modification hereof), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Lenders on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby; (ii) (A) the Administrative Agent and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 8.14 [Reserved]. SECTION 8.15 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability;

-64- (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 8.16 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a non- confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 8.17 Material Non-Public Information. EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 8.16 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES

-65- REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR ITS SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. SECTION 8.18 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Advance or Borrowing, together with all fees, charges and other amounts which are treated as interest on such Advance or Borrowing under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by a Lender holding such Advance or Borrowing in accordance with applicable law, the rate of interest payable in respect of such Advance or Borrowing hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Advance or Borrowing but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Advances or Borrowings or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 8.19 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 8.20 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 8.21 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Advance, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge

-66- of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Advance or any fee or any other amount payable under this Agreement is outstanding and unpaid. [Signature Pages Follow]

[Signature Page to Credit Agreement] IN WITNESS WHEREOF, Borrower, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written. EXELON CORPORATION, as Borrower By: Name: Title:

[Signature Page to Credit Agreement] U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Lender By: Name: Title:

I-1 SCHEDULE I COMMITMENTS Lender Commitment U.S. Bank National Association $300,000,000.00 TOTAL $300,000,000.00

I-1 SCHEDULE 3.06 Disclosed Matters Nothing other than what has been previously disclosed in the Borrower’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q for the periods ending March 31, 2021, June 30, 2021, and September 30, 2021, and Periodic Reports on Form 8-K filed by the Borrower with the United States Securities and Exchange Commission during the period between January 1, 2021, and the date hereof.

I-1 SCHEDULE 5.02 Existing Restrictions None.

A-1 EXHIBIT A FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including without limitation any guaranties included in such facilities and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) other than claims for indemnification or reimbursement with respect to any period prior to Effective Date (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: 2. Assignee: [and is an Affiliate of Assignor] 3. Borrower: Exelon Corporation 4. Administrative Agent: U.S. Bank National Association 5. Credit Agreement: Credit Agreement, dated as of January 21, 2022, as amended, among the Borrower, the Lenders party thereto, and the Administrative Agent. 6. Assigned Interest: Facility Assigned Aggregate Amount of Commitment/ Outstanding Credit Amount of Commitment/ Outstanding Credit Exposure Assigned Percentage Assigned of Commitment/

A-2 Exposure for all Lenders Outstanding Credit Exposure1 ____________ $ $ _______% ____________ $ $ _______% ____________ $ $ _______% 7. Trade Date:2 Effective Date: ____________________, 20__ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER BY THE ADMINISTRATIVE AGENT.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Title: [Consented to and]3Accepted: U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent By: Title: [Consented to:]4 [NAME OF RELEVANT PARTY] By: Title: Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 1 Set forth, to at least 9 decimals, as a percentage of the Commitment/loans of all Lenders thereunder. 2 Insert if satisfaction of minimum amounts is to be determined as of the Trade Date. 3 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 4 To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement.

A-3 ANNEX 1 TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectability, or value of the Credit Agreement or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement, (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement, (v) inspecting any of the property, books or records of the Borrower, or any guarantor, or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Credit Extensions or the Credit Agreement. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in Schedule 1 to this Assignment and Assumption, (iv) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Credit Agreement will not be “plan assets” under ERISA, (v) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee’s non-performance of the obligations assumed under this Assignment and Assumption, (vi) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vii) attached as Schedule 1 to this Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit

A-4 Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. 2. Payments. The Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

B-1 EXHIBIT B FORM OF NOTICE OF BORROWING [____], 20[__] U.S. Bank National Association 1095 Avenue of the Americas, 15th Floor New York, New York, 10036 Attn: Conchita Vergara and Kevin Murphy and the Lenders that are parties to the Credit Agreement referred to below Ladies and Gentlemen: The undersigned, Exelon Corporation, a Pennsylvania corporation (the “Borrower”), refers to the Credit Agreement, dated as of January 21, 2022, as amended, among the Borrower, various financial institutions and U.S. Bank National Association, as Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”), and hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that the undersigned requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.02(a) of the Credit Agreement: (i) The Type of Advances to be made in connection with the Proposed Borrowing is [Base Rate Advances] [SOFR Advances]. (ii) The aggregate amount of the Proposed Borrowing is $[___]. (iii) The Interest Period for each SOFR Advance made as part of the Proposed Borrowing is [ month[s]]. The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing: (A) the representations and warranties of the undersigned contained in Section 4.01 of the Credit Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; (B) no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, that constitutes an Default or Event of Default; and

B-2 (C) after giving effect to the Proposed Borrowing, the undersigned will not have exceeded any limitation on its ability to incur indebtedness (including any limitation imposed by any governmental or regulatory authority). Very truly yours, EXELON CORPORATION By: Name: Title:

C-1 EXHIBIT C FORM OF NOTE __________, 20__ Exelon Corporation, a Pennsylvania corporation (“Borrower”) promises to pay to _____________ (“Lender”) the aggregate unpaid principal amount of all Advances made by Lender to Borrower pursuant to the Credit Agreement (as defined below), at the main office of U.S. Bank National Association, in Minneapolis, Minnesota as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Credit Agreement. Borrower shall pay the principal of and accrued and unpaid interest on the Advances in full on the Termination Date. Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the Advances and the date and amount of each principal payment hereunder. This note (this “Note”) is one of the notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of January 21, 2022 (as further amended or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the various financial institutions from time to time made party as Lenders thereto, and U.S Bank National Association, as Administrative Agent and a Lender. The Credit Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Credit Agreement. All payments hereunder shall be made in lawful money of the United States of America and in immediately available funds. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. EXELON CORPORATION By____________________________________ Name: Title:

D-1 EXHIBIT D FORM OF ANNUAL AND QUARTERLY COMPLIANCE CERTIFICATE ______________________, 20____ Pursuant to the Credit Agreement, dated as of January 21, 2022, as amended, among Exelon Corporation, a Pennsylvania corporation (the “Borrower”), various financial institutions and U.S. Bank National Association, as Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”), the undersigned, being ______________________ of the Borrower, hereby certifies on behalf of the Borrower as follows: 1. [Delivered] [Posted concurrently]* herewith are the financial statements prepared pursuant to Section 5.01(a)[(ii)/(iii)] of the Credit Agreement for the fiscal ________ ended ___________, 20__. All such financial statements comply with the applicable requirements of the Credit Agreement. *Applicable language to be used based on method of delivery. 2. Schedule I hereto sets forth in reasonable detail the information and calculations necessary to establish the Borrower’s compliance with the provisions of Section 5.02(c) of the Credit Agreement as of the end of the fiscal period referred to in paragraph 1 above. 3. (Check one and only one:) __ No Default or Event of Default has occurred and is continuing. __ An Default or Event of Default has occurred and is continuing, and the document(s) attached hereto as Schedule II specify in detail the nature and period of existence of such Default or Event of Default as well as any and all actions with respect thereto taken or contemplated to be taken by the Borrower. 4. The undersigned has personally reviewed the Credit Agreement, and this certificate was based on an examination made by or under the supervision of the undersigned sufficient to assure that this certificate is accurate. 5. Capitalized terms used in this certificate and not otherwise defined shall have the meanings given in the Credit Agreement. EXELON CORPORATION By____________________________________ Name: Title: Date:

E-1 EXHIBIT E FORMS OF U.S. TAX COMPLIANCE CERTIFICATE [See Attached Forms]

EXHIBIT E-1 [FORM OF U.S. TAX COMPLIANCE CERTIFICATE] (FOR FOREIGN LENDERS THAT ARE NOT PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES) Reference is hereby made to the Credit Agreement dated as of January 21, 2022, as amended, among Exelon Corporation, a Pennsylvania corporation (the “Borrower”), various financial institutions and U.S Bank National Association, as Administrative Agent (as amended, modified or supplemented from time to time, the “Agreement”). Pursuant to the provisions of Section 2.14 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Advances in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on United States Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: ______________________________________ Name: Title: Date: ________ __, 20[ ]

EXHIBIT E-2 [FORM OF U.S. TAX COMPLIANCE CERTIFICATE] (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 21, 2022, as amended, among Exelon Corporation, a Pennsylvania corporation (the “Borrower”), various financial institutions and U.S. Bank National Association, as Administrative Agent (as amended, modified or supplemented from time to time, the “Agreement”). Pursuant to the provisions of Section 2.14 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Advances and interests in respect of which it is providing this certificate, (ii) with respect to the extension of credit pursuant to the Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iii) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business. The undersigned has furnished the Administrative Agent and the Borrower with United States Internal Revenue Service Form W-8IMY accompanied by a United States Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER ] By:______________________________________ Name: Title: Date: ________ __, 20[ ]

EXHIBIT E-3 [FORM OF U.S. TAX COMPLIANCE CERTIFICATE] (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 21, 2022, as amended, among Exelon Corporation, a Pennsylvania corporation (the “Borrower”), various financial institutions and U.S. Bank National Association, as Administrative Agent (as amended, modified or supplemented from time to time, the “Agreement”). Pursuant to the provisions of Section 2.14 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on United States Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT ] By:______________________________________ Name: Title: Date: ________ __, 20[ ]

EXHIBIT E-4 [FORM OF U.S. TAX COMPLIANCE CERTIFICATE] (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 21, 2022, as amended, among Exelon Corporation, a Pennsylvania corporation (the “Borrower”), various financial institutions and U.S. Bank National Association, as Administrative Agent (as amended, modified or supplemented from time to time, the “Agreement”). Pursuant to the provisions of Section 2.14 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business. The undersigned has furnished its participating Lender with United States Internal Revenue Service Form W-8IMY accompanied by a United States Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT ] By:______________________________________ Name: Title: Date: ________ __, 20[ ]

EXHIBIT F FORM OF NOTICE OF CONTINUATION OR CONVERSION U.S. Bank National Association 1095 Avenue of the Americas, 15th Floor New York, New York, 10036 Attn: Conchita Vergara and Kevin Murphy Ladies and Gentlemen: This Notice of Conversion/Continuation (this “Notice”) is delivered to you pursuant to Section 2.09 of the Credit Agreement dated as of January 21, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Exelon Corporation, a Pennsylvania corporation (the “Borrower”) and U.S Bank National Association, as Administrative Agent. 1. This Notice is submitted for the purpose of:5  Converting a Base Rate Advance into a SOFR Advance. (a) The principal amount of such Advance to be converted is $_______________. (b) The requested effective date of the conversion of such Advance is _______________.6 (c) The requested Interest Period applicable to the converted Advance is _______________.  Converting a SOFR Advance into a Base Rate Advance. (d) The principal amount of such Advance to be converted is $_______________. (e) The last day of the current Interest Period is _______________. 5 Check one and complete applicable information in accordance with the Credit Agreement. 6 Complete with a Business Day.

(f) The requested effective date of the conversion of such Advance is _______________.7  Continuing all or a portion of a SOFR Advance as a Base Rate Advance (g) The principal balance of such Advance is _______________. (h) The last day of the current Interest Period for such Advance is _______________. (i) The principal amount of such Advance to be continued is _______________.8 (j) The requested effective date of the continuation of such Advance is _______________.9 (k) The requested Interest Period applicable to the continued Advance is _______________. 3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. [Signature Page Follows] 7 Complete with a Business Day. 8 Insert amount in U.S. Dollars. 9 Complete with a Business Day.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the day and year first written above. EXELON CORPORATION By: Name: Title: _____________________________________

EXHIBIT G FORM OF NOTICE OF PREPAYMENT [____], 20[__] U.S. Bank National Association 1095 Avenue of the Americas, 15th Floor New York, New York, 10036 Attn: Conchita Vergara and Kevin Murphy Ladies and Gentlemen: The undersigned, Exelon Corporation, a Pennsylvania corporation (the “Borrower”), provides a Notice of Prepayment delivered to you pursuant to Section 2.10 of the Credit Agreement dated as of January 21, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and U.S Bank National Association, as Administrative Agent. 1. The Borrower hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Advances] and/or [SOFR Advances]: 2. The Advance to be prepaid is a [check each applicable box]  Base Rate Advance (amount to be prepaid _______________)  SOFR Advance (amount to be prepaid ____________) 3. The Borrower shall repay the above-referenced Advances on the following Business Day: _______________.1 4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. [Signature Page Follows] 1 Complete with a date no earlier than (i) the same Business Day as of the date of this Notice of Prepayment with respect to any Base Rate Advance and (ii) three (3) Business Days subsequent to date of this Notice of Prepayment with respect to any SOFR Advance.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the day and year first written above. EXELON CORPORATION By: Name: Title: